UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	May 1, 2017 — April 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Capital Opportunities Fund

Annual report
4 | 30 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PCOAX

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 18

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 7, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility for global financial markets, the first half of 2018 has been considerably more challenging. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy. Bond markets have also had a series of ups and downs, due in part to uncertainty surrounding trade policy and the trajectory of U.S. interest rates.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Capital Opportunities Fund

Samuel L. Cox
Portfolio Manager

Sam is Co-Director of Equity Research. He holds an M.B.A. from Sloan School of Management, Massachusetts Institute of Technology, and a B.A. from the University of Pennsylvania. Sam joined Putnam in 2014 and has been in the investment industry since 2002.

Kathryn B. Lakin
Portfolio Manager

Kate is Co-Director of Equity Research at Putnam. She earned an M.B.A. from Yale University and a B.A. from Wellesley College. Kate joined Putnam in 2012 and has been in the investment industry since 2008.

In addition to Sam and Kate, your fund is managed by Joshua H. Fillman, Elizabeth C. McGuire, and William C. Rives.

Can you describe the investment environment and fund performance during the 12-month reporting period ended April 30, 2018?

KATE For most of the period, U.S. stocks continued to rally and economic growth remained steady. Markets were also lifted by investor expectations that the Trump administration’s pro-growth agenda and promised tax reform would be positive for jobs and the economy. Market volatility emerged, however, in the latter months of the period after the United States announced significant and uneven changes in trade policy, including tariffs. Small- and mid-cap stocks slightly underperformed large-cap stocks during the period. Fund performance was influenced largely by stock selection rather than by sector positioning or market events. On a sector level, the industrials and consumer sectors led the underperformance in stock selection. The portfolio posted a return of 6.19%, underperforming its benchmark, the Russell 2500 Index, which returned 11.72%, and its Lipper peer group, Small-Cap Core Funds, which posted an average return of 8.84%.

Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Capital Opportunities Fund

Can you provide examples of holdings that detracted from fund performance?

SAM J.Jill was the leading detractor from performance. In the fall of 2017, it quickly became evident that the proposed fashion lineup was not going to be compelling to J.Jill’s customer base. While a change in the lineup was needed, it would take too long to develop new products for the fall and it would take at least a quarter or two for sales to recover. The markets reacted to this stumble, and the stock suffered. J.Jill also reflected the challenges facing brick and mortar stores from the threat of e-commerce. Retail businesses do not perform well without a differentiated concept. We originally thought the company would be able to differentiate with a larger exposure to online sales than its peers, complementing its group of small retail stores. But the miss on the product offering was a serious issue in this retail environment. We no longer hold the stock as we are not confident in the company’s ability to be nimble in this challenging environment.

The Medicines Company also had weak performance. Medicines divested its antibiotic line to focus on its cholesterol drug, Inclisiran, which is part of a class of targeted therapies known as PCSK9 inhibitors. Growth in this drug category has been slow, and sales have been underwhelming for the drugs already in the market. Against this backdrop, Medicines’ stock underperformed. We continue to hold the stock because our view remains positive for the firm’s prospects. Inclisiran may offer some competitive advantages, in our view. The manufacturing process for Inclisiran is less expensive than for competing therapies, which may give Medicines a pricing advantage when it launches the drug in 2019. Also, the drug requires fewer doses than the competition, which may make it more attractive to consumers.

Pacira Pharmaceuticals also detracted from performance. Pacira produces a non-opioid drug called Exparel, used for patients having surgery. The drug has been shown to reduce pain while patients recover from surgery, allowing shorter hospital stays for patients than would be possible without this treatment. We believe the drug’s potential is especially attractive because it may provide a better solution than opioid use and its associated addictions and overdoses. Pacira has run two post-approval drug trials. In our view, a trial for knee replacement surgery showed value. However, a trial for broader, upper-body uses did not perform well. The stock underperformed based on the trial’s failure. We sold the fund’s position in the stock because the failure of the trial may indicate that the drug has limited uses, making it more challenging to market to providers.

What are some stocks that significantly aided performance results during the period?

SAM Hamilton Lane, an asset manager, was the top contributor to fund performance. The company had a successful IPO in 2017, but we felt its business model was still underappreciated. Investors thought that the company was similar to other private equity firms, but we have a different view. We regard Hamilton Lane as a fund of funds, and with this structure, we believe its revenue base is more stable than that of a typical private equity firm. Also, Hamilton Lane has been growing. The stock performed well during the period.

KATE Several technology holdings, representing disruptive businesses, added to fund performance. Instructure, which offers learning management software in the higher education market, was a top performer. Instructure’s software allows professors to communicate with students and post lectures and homework assignments online. The company has seen steady growth in revenue and sales, and has been gaining market share. Once the company’s

Capital Opportunities Fund 5

software is adopted by a college platform, retention tends to be strong.

GoDaddy is another technology stock that added to performance. GoDaddy sells website domains and has about 20% of the market. GoDaddy targets small businesses and individuals to start websites on its platform using a do-it-yourself model. It is benefiting from a consistent revenue stream.

Everbridge was another top contributor. Everbridge provides emergency notification and business continuity services through the use of the internet, text, and emails. Demand has grown as a result of an increase in natural disasters and other workplace emergencies, including active shooter situations. The company has seen rapid growth, and we are optimistic about its prospects as an innovator in this space.

Can you describe your portfolio construction strategy?

KATE Since March 2017, we have reduced the number of holdings in the portfolio and adopted an approach that allows our fundamental research to be the main driver of performance. We focused the portfolio on approximately 100 stocks that we believed represented our best ideas. Stock-specific risk, a reflection of our stock picking, has risen to represent about 80% of portfolio risk, which is the source of returns. We work with a talented team of research analysts who are experts in different sectors of the market and contribute ideas to the investment process.

What is your outlook for the market and the fund?

SAM We anticipate that synchronous global economic growth is likely to continue and that small- and mid-cap stocks can provide many opportunities in this environment. We are trying to keep the fund balanced between growth and value, and not tilt toward one style over another. We believe that our team of industry experts can deliver a competitive edge in finding opportunities.

KATE Small- and mid-cap stocks are often less researched. Many companies are misunderstood, but can grow and expand over time. In some sectors, such as biotechnology and technology, many companies are disruptive to older business models and may be able to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Capital Opportunities Fund

capture growth by establishing newer business models. We are finding opportunities in these sectors. We are also looking for companies that we believe have the potential to outperform in a variety of market environments.

Thank you, Sam and Kate, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Capital Opportunities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/98)
Before sales charge	7.75%	129.62%	8.67%	49.57%	8.38%	14.92%	4.74%	6.19%
After sales charge	7.43	116.41	8.03	40.97	7.11	8.31	2.70	0.09
Class B (6/29/98)
Before CDSC	7.43	116.26	8.02	44.06	7.57	12.34	3.95	5.45
After CDSC	7.43	116.26	8.02	42.28	7.31	9.86	3.18	1.26
Class C (7/26/99)
Before CDSC	7.36	112.93	7.85	44.03	7.57	12.25	3.93	5.35
After CDSC	7.36	112.93	7.85	44.03	7.57	12.25	3.93	4.51
Class M (6/29/98)
Before sales charge	7.21	118.08	8.11	45.78	7.83	13.16	4.21	5.63
After sales charge	7.02	110.44	7.72	40.68	7.06	9.20	2.98	1.94
Class R (1/21/03)
Net asset value	7.49	123.96	8.40	47.65	8.11	14.00	4.46	5.95
Class R5 (7/2/12)
Net asset value	7.98	134.23	8.88	50.55	8.53	14.87	4.73	6.60
Class R6 (7/2/12)
Net asset value	8.06	137.91	9.05	52.74	8.84	16.39	5.19	6.66
Class Y (10/2/00)
Net asset value	8.00	135.47	8.94	51.42	8.65	15.81	5.01	6.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

8 Capital Opportunities Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after ten years.

Comparative index returns For periods ended 4/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 2500 Index	8.86%	152.98%	9.73%	72.57%	11.53%	29.07%	8.88%	11.72%
Lipper Small-Cap Core
Funds category average*	8.49	135.13	8.82	65.41	10.51	26.53	8.10	8.84

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/18, there were 985, 796, 684, 503, and 131 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,626 and $21,293, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,044. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $22,396, $23,423, $23,791, and $23,547, respectively.

Capital Opportunities Fund 9

Fund price and distribution information For the 12-month period ended 4/30/18
Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	—		—	—	—		—	—	—	—
Capital gains
Long-term
gains	$1.080140		$1.080140	$1.080140	$1.080140		$1.080140	$1.080140	$1.080140	$1.080140
Short-term
gains	1.647494		1.647494	1.647494	1.647494		1.647494	1.647494	1.647494	1.647494
Return
of capital*	0.043366		0.043366	0.043366	0.043366		0.043366	0.043366	0.043366	0.043366
Total	$2.771000		$2.771000	$2.771000	$2.771000		$2.771000	$2.771000	$2.771000	$2.771000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
4/30/17	$15.52	$16.47	$13.29	$13.49	$14.13	$14.64	$15.10	$15.85	$16.03	$15.99
4/30/18	13.60	14.43	11.14	11.34	12.05	12.49	13.12	14.01	14.21	14.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 41.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/98)
Before sales charge	7.77%	137.94%	9.06%	48.49%	8.23%	13.48%	4.31%	6.09%
After sales charge	7.45	124.26	8.41	39.95	6.95	6.96	2.27	–0.01
Class B (6/29/98)
Before CDSC	7.45	124.36	8.42	42.99	7.41	10.97	3.53	5.24
After CDSC	7.45	124.36	8.42	41.22	7.15	8.52	2.76	1.06
Class C (7/26/99)
Before CDSC	6.97	120.82	8.24	43.10	7.43	10.99	3.54	5.25
After CDSC	6.97	120.82	8.24	43.10	7.43	10.99	3.54	4.41
Class M (6/29/98)
Before sales charge	7.23	126.54	8.52	44.87	7.69	11.88	3.81	5.61
After sales charge	7.04	118.61	8.14	39.80	6.93	7.96	2.59	1.91
Class R (1/21/03)
Net asset value	7.51	132.37	8.80	46.67	7.96	12.69	4.06	5.85
Class R5 (7/2/12)
Net asset value	7.99	142.66	9.27	49.39	8.36	13.47	4.30	6.42
Class R6 (7/2/12)
Net asset value	8.07	146.48	9.44	51.67	8.69	14.90	4.74	6.48
Class Y (10/2/00)
Net asset value	8.02	143.95	9.33	50.36	8.50	14.33	4.56	6.30

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Capital Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 4/30/17	1.37%	2.12%	2.12%	1.87%	1.62%	1.05%	0.95%	1.12%
Annualized expense ratio
for the six-month period
ended 4/30/18*	1.32%	2.07%	2.07%	1.82%	1.57%	1.00%	0.90%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.17%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights. Includes one time annualized merger costs of 0.13%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/17 to 4/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.64	$10.40	$10.40	$9.14	$7.90	$5.04	$4.53	$5.39
Ending value (after expenses)	$1,029.40	$1,025.90	$1,025.40	$1,026.50	$1,028.20	$1,031.50	$1,031.80	$1,031.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/18, use the following calculation method. To find the value of your investment on 11/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.61	$10.34	$10.34	$9.10	$7.85	$5.01	$4.51	$5.36
Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.84	$1,020.33	$1,019.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

Capital Opportunities Fund 13

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2018, Putnam employees had approximately $510,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Capital Opportunities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Capital Opportunities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Capital Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam Capital Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Capital Opportunities Fund (one of the funds constituting Putnam Investment Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Capital Opportunities Fund 17

The fund’s portfolio 4/30/18

COMMON STOCKS (98.3%)*	Shares	Value
Aerospace and defense (1.3%)
L3 Technologies, Inc.	20,600	$4,035,128
		4,035,128
Banks (7.4%)
East West Bancorp, Inc.	65,164	4,341,226
First Republic Bank	23,875	2,217,271
Old National Bancorp	108,200	1,861,040
PacWest Bancorp	30,500	1,562,820
Peoples Bancorp, Inc.	107,637	3,859,863
Popular, Inc. (Puerto Rico)	40,577	1,878,309
Texas Capital Bancshares, Inc. †	19,400	1,913,810
Umpqua Holdings Corp.	168,700	3,974,572
		21,608,911
Beverages (1.0%)
Craft Brew Alliance, Inc. †	115,900	2,236,870
Dr. Pepper Snapple Group, Inc.	5,300	635,788
		2,872,658
Biotechnology (4.9%)
Array BioPharma, Inc. †	56,600	767,496
Atara Biotherapeutics, Inc. †	53,700	2,166,795
Bluebird Bio, Inc. †	6,000	1,020,900
Clovis Oncology, Inc. †	64,100	2,780,658
ImmunoGen, Inc. †	49,100	539,609
InflaRx NV (Germany) †	22,305	873,241
Ironwood Pharmaceuticals, Inc. † S	45,400	822,648
Loxo Oncology, Inc. †	5,600	705,096
Mirati Therapeutics, Inc. †	123,683	3,809,436
Spark Therapeutics, Inc. † S	10,500	801,360
		14,287,239
Building products (2.5%)
AO Smith Corp.	50,800	3,116,580
Owens Corning	62,900	4,119,321
		7,235,901
Capital markets (5.9%)
E*Trade Financial Corp. †	46,800	2,839,824
Evercore, Inc. Class A	14,900	1,508,625
Hamilton Lane, Inc. Class A	118,600	4,963,410
Investment Technology Group, Inc.	224,200	4,533,324
PJT Partners, Inc. Class A	31,100	1,725,739
St. James’s Place PLC (United Kingdom)	119,575	1,866,517
		17,437,439
Chemicals (4.0%)
FMC Corp.	24,200	1,929,466
Orion Engineered Carbons SA (Luxembourg)	227,172	6,088,210
W.R. Grace & Co.	53,600	3,668,384
		11,686,060
Construction and engineering (0.7%)
Valmont Industries, Inc.	15,000	2,131,500
		2,131,500

18 Capital Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value
Construction materials (2.9%)
Summit Materials, Inc. Class A †	307,477	$8,652,403
		8,652,403
Containers and packaging (4.0%)
Ball Corp.	104,900	4,205,441
Graphic Packaging Holding Co.	230,800	3,300,440
RPC Group PLC (United Kingdom)	379,738	4,121,984
		11,627,865
Diversified consumer services (1.4%)
Service Corp. International S	111,600	4,074,516
		4,074,516
Electric utilities (2.1%)
ALLETE, Inc.	23,400	1,787,994
Alliant Energy Corp.	44,200	1,898,390
IDACORP, Inc.	10,800	1,004,400
OGE Energy Corp.	44,100	1,449,567
		6,140,351
Electronic equipment, instruments, and components (0.8%)
ePlus, Inc. †	29,500	2,355,575
		2,355,575
Energy equipment and services (1.4%)
Oceaneering International, Inc.	20,600	437,544
Oil States International, Inc. †	18,600	668,670
Patterson-UTI Energy, Inc.	64,500	1,381,590
Select Energy Services, Inc. Class A † S	76,792	1,155,720
Superior Energy Services, Inc. †	45,000	482,850
		4,126,374
Equity real estate investment trusts (REITs) (6.0%)
Easterly Government Properties, Inc.	245,880	5,067,587
Gaming and Leisure Properties, Inc.	144,000	4,934,880
SBA Communications Corp. †	25,760	4,127,525
WP Carey, Inc.	53,865	3,439,280
		17,569,272
Food products (1.2%)
Sanderson Farms, Inc.	13,030	1,448,415
Simply Good Foods Co. (The) †	161,900	2,098,224
		3,546,639
Gas utilities (0.5%)
ONE Gas, Inc.	22,400	1,561,728
		1,561,728
Health-care equipment and supplies (1.1%)
GenMark Diagnostics, Inc. †	187,600	1,174,376
Penumbra, Inc. †	17,581	2,186,197
		3,360,573
Health-care providers and services (1.1%)
Diplomat Pharmacy, Inc. †	91,900	2,002,501
WellCare Health Plans, Inc. †	5,400	1,107,864
		3,110,365

Capital Opportunities Fund 19

COMMON STOCKS (98.3%)* cont.	Shares	Value
Health-care technology (0.4%)
HTG Molecular Diagnostics, Inc. † S	303,800	$1,212,162
		1,212,162
Hotels, restaurants, and leisure (1.7%)
Dave & Buster’s Entertainment, Inc. † S	66,900	2,842,581
Wyndham Worldwide Corp.	20,000	2,284,200
		5,126,781
Independent power and renewable electricity producers (0.7%)
NRG Energy, Inc.	66,900	2,073,900
		2,073,900
Insurance (1.9%)
Assured Guaranty, Ltd.	71,500	2,594,735
Employers Holdings, Inc.	74,745	3,057,071
		5,651,806
Internet software and services (8.9%)
Bandwidth, Inc. Class A †	49,408	1,603,290
GoDaddy, Inc. Class A †	109,000	7,037,040
GTT Communications, Inc. † S	67,800	3,257,790
Instructure, Inc. †	146,334	5,933,844
LogMeIn, Inc.	50,600	5,576,120
Rightmove PLC (United Kingdom)	43,936	2,756,928
		26,165,012
IT Services (2.3%)
DXC Technology Co.	66,700	6,874,102
		6,874,102
Leisure products (3.0%)
Brunswick Corp.	75,900	4,544,892
Callaway Golf Co.	43,300	747,358
Malibu Boats, Inc. Class A †	104,702	3,528,457
		8,820,707
Life sciences tools and services (0.7%)
Bio-Rad Laboratories, Inc. Class A †	8,000	2,029,680
		2,029,680
Machinery (4.9%)
John Bean Technologies Corp. (JBT) S	55,200	5,947,800
Oshkosh Corp.	66,900	4,827,504
Proto Labs, Inc. †	29,700	3,538,755
		14,314,059
Media (4.3%)
Discovery Communications, Inc. Class A † S	80,100	1,894,365
Discovery Communications, Inc. Class C †	132,700	2,948,594
Liberty Media Corp.-Liberty Formula One Class C † S	73,700	2,175,624
Liberty Media Corp.-Liberty SiriusXM Class C †	87,800	3,657,748
Live Nation Entertainment, Inc. †	52,300	2,064,281
		12,740,612
Oil, gas, and consumable fuels (3.6%)
Encana Corp. (Canada)	144,300	1,800,864
HollyFrontier Corp.	11,400	691,866
NuVista Energy, Ltd. (Canada) †	207,400	1,361,721
Parsley Energy, Inc. Class A †	29,300	879,879

20 Capital Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Seven Generations Energy, Ltd. Class A (Canada) †	150,000	$2,140,270
Targa Resources Corp.	25,200	1,183,644
Whiting Petroleum Corp. †	25,800	1,053,156
WPX Energy, Inc. †	79,000	1,350,110
		10,461,510
Personal products (0.3%)
Edgewell Personal Care Co. † S	21,800	960,290
		960,290
Pharmaceuticals (2.8%)
Cymabay Therapeutics, Inc. † S	44,140	513,348
Jazz Pharmaceuticals PLC †	21,824	3,318,121
Medicines Co. (The) †	109,784	3,303,401
Nektar Therapeutics †	11,400	953,724
		8,088,594
Road and rail (1.0%)
JB Hunt Transport Services, Inc.	25,200	2,959,236
		2,959,236
Semiconductors and semiconductor equipment (1.8%)
Brooks Automation, Inc.	88,800	2,209,344
Cavium, Inc. †	41,500	3,112,915
		5,322,259
Software (5.0%)
Everbridge, Inc. † S	191,103	7,137,697
QAD, Inc. Class A	110,100	4,943,490
Talend SA ADR †	53,000	2,586,400
		14,667,587
Specialty retail (3.3%)
At Home Group, Inc. † S	63,163	2,222,706
Burlington Stores, Inc. †	41,000	5,569,850
Party City Holdco, Inc. † S	115,900	1,825,425
		9,617,981
Thrifts and mortgage finance (1.5%)
Radian Group, Inc.	307,753	4,400,865
		4,400,865
Total common stocks (cost $256,074,033)		$288,907,640

	Principal amount/
SHORT-TERM INVESTMENTS (8.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.95% [d]	Shares	20,518,075	$20,518,075
Putnam Short Term Investment Fund 1.88% L	Shares	5,322,788	5,322,788
U.S. Treasury Bills 1.450%, 5/24/18		$67,000	66,932
U.S. Treasury Bills 1.493%, 6/7/18		72,000	71,879
Total short-term investments (cost $25,979,694)			$25,979,674

TOTAL INVESTMENTS
Total investments (cost $282,053,727)	$314,887,314

Capital Opportunities Fund 21

Key to holding’s abbreviations

ADR            American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $293,896,692.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$40,380,597	$—	$—
Consumer staples	7,379,587	—	—
Energy	14,587,884	—	—
Financials	47,232,504	1,866,517	—
Health care	32,088,613	—	—
Industrials	30,675,824	—	—
Information technology	52,627,607	2,756,928	—
Materials	27,844,344	4,121,984	—
Real estate	17,569,272	—	—
Utilities	9,775,979	—	—
Total common stocks	280,162,211	8,745,429	—

Short-term investments	5,322,788	20,656,886	—
Totals by level	$285,484,999	$29,402,315	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Capital Opportunities Fund

Statement of assets and liabilities 4/30/18

ASSETS
Investment in securities, at value, including $19,895,022 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $256,212,864)	$289,046,451
Affiliated issuers (identified cost $25,840,863) (Notes 1 and 5)	25,840,863
Dividends, interest and other receivables	212,467
Receivable for shares of the fund sold	129,405
Receivable for investments sold	1,377,404
Prepaid assets	43,576
Total assets	316,650,166

LIABILITIES
Payable for investments purchased	1,251,610
Payable for shares of the fund repurchased	206,890
Payable for compensation of Manager (Note 2)	151,957
Payable for custodian fees (Note 2)	8,408
Payable for investor servicing fees (Note 2)	92,063
Payable for Trustee compensation and expenses (Note 2)	140,887
Payable for administrative services (Note 2)	1,666
Payable for distribution fees (Note 2)	67,790
Collateral on securities loaned, at value (Note 1)	20,518,075
Other accrued expenses	314,128
Total liabilities	22,753,474

Net assets	$293,896,692

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$262,259,571
Accumulated net investment loss (Note 1)	(61,311)
Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(1,134,126)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,832,558
Total — Representing net assets applicable to capital shares outstanding	$293,896,692

(Continued on next page)

Capital Opportunities Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($231,813,742 divided by 17,045,818 shares)	$13.60
Offering price per class A share (100/94.25 of $13.60)*	$14.43
Net asset value and offering price per class B share ($5,892,633 divided by 529,027 shares)**	$11.14
Net asset value and offering price per class C share ($9,495,545 divided by 837,044 shares)**	$11.34
Net asset value and redemption price per class M share ($3,488,733 divided by 289,403 shares)	$12.05
Offering price per class M share (100/96.50 of $12.05)*	$12.49
Net asset value, offering price and redemption price per class R share
($7,874,198 divided by 600,097 shares)	$13.12
Net asset value, offering price and redemption price per class R5 share
($17,927 divided by 1,280 shares)	$14.01
Net asset value, offering price and redemption price per class R6 share
($9,205,975 divided by 648,062 shares)	$14.21
Net asset value, offering price and redemption price per class Y share
($26,107,939 divided by 1,846,776 shares)	$14.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Capital Opportunities Fund

Statement of operations Year ended 4/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $29,962)	$3,442,476
Interest (including interest income of $88,053 from investments in affiliated issuers) (Note 5)	90,204
Securities lending (net of expenses) (Notes 1 and 5)	152,966
Total investment income	3,685,646

EXPENSES
Compensation of Manager (Note 2)	1,938,331
Investor servicing fees (Note 2)	654,020
Custodian fees (Note 2)	36,173
Trustee compensation and expenses (Note 2)	11,672
Distribution fees (Note 2)	893,210
Administrative services (Note 2)	9,157
Other	467,336
Total expenses	4,009,899

Expense reduction (Note 2)	(53,181)
Net expenses	3,956,718

Net investment loss	(271,072)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,650,079
Foreign currency transactions (Note 1)	6,334
Futures contracts (Note 1)	882,351
Written options (Note 1)	11,996
Total net realized gain	4,550,760
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	14,354,432
Assets and liabilities in foreign currencies	(1,029)
Total change in net unrealized appreciation	14,353,403

Net gain on investments	18,904,163

Net increase in net assets resulting from operations	$18,633,091

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 25

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/18	Year ended 4/30/17
Operations
Net investment income (loss)	$(271,072)	$1,434,743
Net realized gain on investments
and foreign currency transactions	4,550,760	66,802,570
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	14,353,403	(8,317,934)
Net increase in net assets resulting from operations	18,633,091	59,919,379
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,516,393)
Class B	—	(4,178)
Class C	—	(16,523)
Class M	—	(11,160)
Class R	—	(42,061)
Class R5	—	(99,359)
Class R6	—	(104,370)
Class Y	—	(299,126)
Net realized short-term gain on investments
Class A	(23,909,158)	—
Class B	(831,041)	—
Class C	(2,021,663)	—
Class M	(414,371)	—
Class R	(1,006,172)	—
Class R5	(1,749)	—
Class R6	(1,037,993)	—
Class Y	(2,658,419)	—
From return of capital
Class A	(629,348)	—
Class B	(21,875)	—
Class C	(53,215)	—
Class M	(10,907)	—
Class R	(26,485)	—
Class R5	(46)	—
Class R6	(27,322)	—
Class Y	(69,976)	—
From net realized long-term gain on investments
Class A	(15,675,466)	(14,719,483)
Class B	(544,853)	(590,609)
Class C	(1,325,456)	(1,487,036)
Class M	(271,671)	(263,054)
Class R	(659,673)	(717,939)
Class R5	(1,146)	(642,910)
Class R6	(680,535)	(615,037)
Class Y	(1,742,929)	(2,130,468)
Increase (decrease) from capital share transactions (Note 4)	3,617,162	(39,755,365)
Total decrease in net assets	(31,371,216)	(3,095,692)
The accompanying notes are an integral part of these financial statements.

(Continued on next page)

26 Capital Opportunities Fund

Statement of changes in net assets cont.

NET ASSETS
Beginning of year	$325,267,908	$328,363,600
End of year (including accumulated net investment loss
of $61,311 and undistributed net investment income of $2,
respectively)	$293,896,692	$325,267,908

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
April 30, 2018	$15.52	(.01)	.86	.85	—	(2.73)	(.04)	(2.77)	—	$13.60	6.19	$231,814	1.26[d]	(.07)	95
April 30, 2017	13.86	.07	2.68	2.75	(.10)	(.99)	—	(1.09)	—	15.52	20.03	231,335	1.20	.46	167
April 30, 2016	15.53	.07	(1.59)	(1.52)	(.13)	(.02)	—	(.15)	—	13.86	(9.84)	228,846	1.16[f]	.46[f]	55
April 30, 2015	17.21	.12	.79	.91	(.08)	(2.51)	—	(2.59)	—	15.53	5.58	289,869	1.16	.72	17
April 30, 2014	14.01	.04	3.22	3.26	(.06)	—	—	(.06)	—[g]	17.21	23.27	304,761	1.18	.22	90
Class B
April 30, 2018	$13.29	(.10)	.72	.62	—	(2.73)	(.04)	(2.77)	—	$11.14	5.45	$5,893	2.01[d]	(.78)	95
April 30, 2017	12.01	(.04)	2.32	2.28	(.01)	(.99)	—	(1.00)	—	13.29	19.11	7,913	1.95	(.28)	167
April 30, 2016	13.48	(.04)	(1.38)	(1.42)	(.03)	(.02)	—	(.05)	—	12.01	(10.56)	8,220	1.91[f]	(.29) [f]	55
April 30, 2015	15.29	(.01)	.71	.70	—	(2.51)	—	(2.51)	—	13.48	4.84	11,207	1.91	(.04)	17
April 30, 2014	12.50	(.07)	2.86	2.79	—	—	—	—	—[g]	15.29	22.32	12,727	1.93	(.53)	90
Class C
April 30, 2018	$13.49	(.09)	.71	.62	—	(2.73)	(.04)	(2.77)	—	$11.34	5.35	$9,496	2.01[d]	(.73)	95
April 30, 2017	12.18	(.04)	2.35	2.31	(.01)	(.99)	—	(1.00)	—	13.49	19.13	20,371	1.95	(.29)	167
April 30, 2016	13.67	(.04)	(1.40)	(1.44)	(.03)	(.02)	—	(.05)	—	12.18	(10.57)	20,113	1.91[f]	(.29) [f]	55
April 30, 2015	15.47	(.01)	.72	.71	—	(2.51)	—	(2.51)	—	13.67	4.84	27,815	1.91	(.03)	17
April 30, 2014	12.64	(.08)	2.91	2.83	—	—	—	—	—[g]	15.47	22.39	28,256	1.93	(.53)	90
Class M
April 30, 2018	$14.13	(.07)	.76	.69	—	(2.73)	(.04)	(2.77)	—	$12.05	5.63	$3,489	1.76[d]	(.55)	95
April 30, 2017	12.71	(.01)	2.46	2.45	(.04)	(.99)	—	(1.03)	—	14.13	19.45	3,977	1.70	(.05)	167
April 30, 2016	14.26	(.01)	(1.46)	(1.47)	(.06)	(.02)	—	(.08)	—	12.71	(10.32)	3,661	1.66[f]	(.04) [f]	55
April 30, 2015	16.01	.03	.73	.76	—	(2.51)	—	(2.51)	—	14.26	5.01	4,417	1.66	.21	17
April 30, 2014	13.05	(.04)	3.00	2.96	—	—	—	—	—[g]	16.01	22.68	4,945	1.68	(.28)	90
Class R
April 30, 2018	$15.10	(.04)	.83	.79	—	(2.73)	(.04)	(2.77)	—	$13.12	5.95	$7,874	1.51[d]	(.28)	95
April 30, 2017	13.51	.03	2.61	2.64	(.06)	(.99)	—	(1.05)	—	15.10	19.68	10,097	1.45	.23	167
April 30, 2016	15.12	.03	(1.56)	(1.53)	(.06)	(.02)	—	(.08)	—	13.51	(10.10)	12,015	1.41[f]	.24[f]	55
April 30, 2015	16.82	.08	.78	.86	(.05)	(2.51)	—	(2.56)	—	15.12	5.36	22,148	1.41	.47	17
April 30, 2014	13.71	—[g]	3.14	3.14	(.03)	—	—	(.03)	—[g]	16.82	22.93	21,754	1.43	(.03)	90
Class R5
April 30, 2018	$15.85	.04	.89	.93	—	(2.73)	(.04)	(2.77)	—	$14.01	6.60	$18	.94[d]	.24	95
April 30, 2017	14.27	.16[e]	2.56	2.72	(.15)	(.99)	—	(1.14)	—	15.85	19.18	17.88		1.09[e]	167
April 30, 2016	15.99	.11	(1.64)	(1.53)	(.17)	(.02)	—	(.19)	—	14.27	(9.59)	9,295	.85[f]	.77[f]	55
April 30, 2015	17.65	.17	.83	1.00	(.15)	(2.51)	—	(2.66)	—	15.99	5.96	10,891.85		1.02	17
April 30, 2014	14.37	(.04) [h]	3.44	3.40	(.12)	—	—	(.12)	—[g]	17.65	23.69	11,497.84		(.26) [h]	90

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Capital Opportunities Fund	Capital Opportunities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class R6
April 30, 2018	$16.03	.06	.89	.95	—	(2.73)	(.04)	(2.77)	—	$14.21	6.66	$9,206	.84[d]	.37	95
April 30, 2017	14.28	.13	2.78	2.91	(.17)	(.99)	—	(1.16)	—	16.03	20.56	10,525.78		.87	167
April 30, 2016	16.00	.13	(1.64)	(1.51)	(.19)	(.02)	—	(.21)	—	14.28	(9.48)	9,617	.75[f]	.86[f]	55
April 30, 2015	17.66	.19	.82	1.01	(.16)	(2.51)	—	(2.67)	—	16.00	6.01	11,625.75		1.12	17
April 30, 2014	14.38	.11	3.30	3.41	(.13)	—	—	(.13)	—[g]	17.66	23.80	10,785.74		.66	90
Class Y
April 30, 2018	$15.99	.04	.88	.92	—	(2.73)	(.04)	(2.77)	—	$14.14	6.47	$26,108	1.01[d]	.23	95
April 30, 2017	14.24	.10	2.78	2.88	(.14)	(.99)	—	(1.13)	—	15.99	20.40	41,033.95		.68	167
April 30, 2016	15.96	.11	(1.65)	(1.54)	(.16)	(.02)	—	(.18)	—	14.24	(9.66)	36,596	.91[f]	.71[f]	55
April 30, 2015	17.62	.16	.82	.98	(.13)	(2.51)	—	(2.64)	—	15.96	5.82	52,940.91		.97	17
April 30, 2014	14.34	.08	3.29	3.37	(.09)	—	—	(.09)	—[g]	17.62	23.56	49,516.93		.48	90

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one time merger cost of 0.07%.

e The net investment income ratio and per share amount shown for the period ending April 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions from the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

h The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Capital Opportunities Fund	Capital Opportunities Fund 31

Notes to financial statements 4/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through April 30, 2018.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective May 9, 2018 the fund has terminated its class R5 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 Capital Opportunities Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Capital Opportunities Fund 33

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

34 Capital Opportunities Fund

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,518,075 and the value of securities loaned amounted to $19,895,022.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

Capital Opportunities Fund 35

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $61,311 to its fiscal year ending April 30, 2019 late year ordinary losses ((i) ordinary losses recognized between January 1, 2018 and April 30, 2018, and (ii) specified ordinary and currency losses recognized between November 1, 2017 and April 30, 2018.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from a redesignation of taxable distributions, from distributions in excess, from a return of capital due to distributions which exceed those required under the excise rules and from non-deductible merger expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $209,759 to decrease accumulated net investment loss, $2,469,335 to decrease paid-in capital and $2,259,576 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$42,100,390
Unrealized depreciation	(10,400,929)
Net unrealized appreciation	31,699,461
Late year ordinary loss deferral	(61,311)
Cost for federal income tax purposes	$283,187,853

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.623% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

36 Capital Opportunities Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$496,885	Class R5	26
Class B	15,164	Class R6	5,165
Class C	37,292	Class Y	70,946
Class M	8,167	Total	$654,020
Class R	20,375

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,317 under the expense offset arrangements and by $51,864 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $224, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Capital Opportunities Fund 37

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$574,410
Class B	1.00%	1.00%	70,304
Class C	1.00%	1.00%	172,990
Class M	1.00%	0.75%	28,382
Class R	1.00%	0.50%	47,124
Total			$893,210

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,454 and $102 from the sale of class A and class M shares, respectively, and received $3,154 and $256 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$289,741,732	$340,863,082
U.S. government securities (Long-term)	—	—
Total	$289,741,732	$340,863,082

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,247,984	$33,496,867	1,079,560	$16,228,777
Shares issued in connection with
reinvestment of distributions	2,961,016	38,730,100	1,021,903	15,522,710
	5,209,000	72,226,967	2,101,463	31,751,487
Shares repurchased	(3,069,946)	(45,353,297)	(3,708,840)	(55,482,679)
Net increase (decrease)	2,139,054	$26,873,670	(1,607,377)	$(23,731,192)

38 Capital Opportunities Fund

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	13,567	$170,216	67,279	$869,250
Shares issued in connection with
reinvestment of distributions	125,962	1,352,830	44,201	576,820
	139,529	1,523,046	111,480	1,446,070
Shares repurchased	(205,720)	(2,521,858)	(200,621)	(2,580,842)
Net decrease	(66,191)	$(998,812)	(89,141)	$(1,134,772)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	130,836	$1,643,425	200,635	$2,669,652
Shares issued in connection with
reinvestment of distributions	297,791	3,257,860	107,161	1,418,807
	428,627	4,901,285	307,796	4,088,459
Shares repurchased	(1,101,729)	(13,301,128)	(449,267)	(5,892,174)
Net decrease	(673,102)	$(8,399,843)	(141,471)	$(1,803,715)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	9,328	$129,732	21,525	$298,296
Shares issued in connection with
reinvestment of distributions	57,529	667,913	18,996	263,289
	66,857	797,645	40,521	561,585
Shares repurchased	(58,898)	(789,776)	(47,086)	(640,538)
Net increase (decrease)	7,959	$7,869	(6,565)	$(78,953)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	147,448	$2,079,285	168,188	$2,418,060
Shares issued in connection with
reinvestment of distributions	104,650	1,321,733	41,444	613,376
	252,098	3,401,018	209,632	3,031,436
Shares repurchased	(320,512)	(4,494,908)	(430,627)	(6,189,631)
Net decrease	(68,414)	$(1,093,890)	(220,995)	$(3,158,195)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	34,045	$514,265
Shares issued in connection with
reinvestment of distributions	219	2,941	47,429	742,269
	219	2,941	81,474	1,256,534
Shares repurchased	—	—	(731,975)	(11,651,702)
Net increase (decrease)	219	$2,941	(650,501)	$(10,395,168)

Capital Opportunities Fund 39

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	68,601	$1,074,269	133,709	$2,135,873
Shares issued in connection with
reinvestment of distributions	127,995	1,745,850	45,939	719,407
	196,596	2,820,119	179,648	2,855,280
Shares repurchased	(205,166)	(3,094,885)	(196,552)	(3,009,369)
Net decrease	(8,570)	$(274,766)	(16,904)	$(154,089)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	436,302	$6,768,965	1,329,923	$20,926,725
Shares issued in connection with
reinvestment of distributions	306,473	4,161,906	149,050	2,329,653
	742,775	10,930,871	1,478,973	23,256,378
Shares repurchased	(1,462,533)	(23,430,878)	(1,481,562)	(22,555,659)
Net increase (decrease)	(719,758)	$(12,500,007)	(2,589)	$700,719

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,280	100.00%	$17,927

Note 5: Affiliated Transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/17	cost	proceeds	income	of 4/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$46,944,265	$257,564,848	$283,991,038	$620,084	$20,518,075
Putnam Short Term
Investment Fund**	6,362,147	141,918,940	142,958,299	88,053	5,322,788
Total Short-term
investments	$53,306,412	$399,483,788	$426,949,337	$708,137	$25,840,863

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40 Capital Opportunities Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)			$43,000
Written equity option contracts (contract amount)			$43,000
Futures contracts (number of contracts)			5

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$(24,916)	$882,351	$857,435
Total	$(24,916)	$882,351	$857,435

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds approved a plan to merge the fund into Putnam Small Cap Growth Fund, subject to approval by Putnam Capital Opportunities Fund shareholders. Putnam Capital Opportunities Fund shareholders are expected to receive a prospectus/proxy statement that provides additional information about the merger in late June 2018.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $5,866,460 as a capital gain dividend with respect to the taxable year ended April 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Capital Opportunities Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Capital Opportunities Fund

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2018, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Opportunities Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Capital Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
PricewaterhouseCoopers LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN068 311186 6/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2018	$64,067	$27,000*	$5,937	$423
April 30, 2017	$59,653	$ —	$5,821	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended April 30, 2018 and April 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $510,403 and $606,610 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2018	$ —	$477,043	$ —	$ —
April 30, 2017	$ —	$600,789	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 29, 2018